MORGAN STANLEY
Financial Supplement - 1Q 2008
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3-4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Quarterly Institutional Securities Income Statement Information
6-7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Global Wealth Management Group Income Statement Information
9	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement Information
11	…………….	Quarterly Asset Management Financial Information and Statistical Data
12	…………….	Quarterly Consolidated Assets Under Management or Supervision
13	…………….	Quarterly Intersegment Eliminations Income Statement Information
14	…………….	Quarterly Reconciliation of Adjusted Assets
15	…………….	Institutional Securities Subprime Analysis
16	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	1Q08 vs. 1Q07	1Q08 vs. 4Q07
Net revenues
Institutional Securities	$7,162	$7,429	$4,983	$(3,425)	$6,213	(13%)	*
Global Wealth Management Group	1,511	1,642	1,683	1,789	1,606	6%	(10%)
Asset Management	1,368	1,509	1,364	1,252	543	(60%)	(57%)
Intersegment Eliminations	(47)	(56)	(72)	(66)	(40)	15%	39%
Consolidated net revenues	$9,994	$10,524	$7,958	$(450)	$8,322	(17%)	*

Income / (loss) before taxes (1)
Institutional Securities	$2,845	$2,950	$1,501	$(6,479)	$2,117	(26%)	133%
Global Wealth Management Group	226	264	287	378	254	12%	(33%)
Asset Management	379	303	491	294	(161)	(142%)	(155%)
Intersegment Eliminations	6	7	(14)	3	4	(33%)	33%
Consolidated income / (loss) before taxes	$3,456	$3,524	$2,265	$(5,804)	$2,214	(36%)	138%
Earnings / (loss) applicable to common shareholders	$2,655	$2,565	$1,526	$(3,605)	$1,534	(42%)	143%

Earnings per basic share:
Income from continuing operations	$2.28	$2.35	$1.45	$(3.61)	$1.50	(34%)	142%
Discontinued operations (2)	$0.35	$0.22	$0.07	$-	$-	*	--
Earnings per basic share	$2.63	$2.57	$1.52	$(3.61)	$1.50	(43%)	142%

Earnings per diluted share:
Income from continuing operations	$2.17	$2.24	$1.38	$(3.61)	$1.45	(33%)	140%
Discontinued operations (2)	$0.34	$0.21	$0.06	$-	$-	*	--
Earnings per diluted share	$2.51	$2.45	$1.44	$(3.61)	$1.45	(42%)	140%

Average common shares outstanding
Basic	1,009,186,993	996,544,761	1,002,330,181	999,553,568	1,020,802,234
Diluted	1,057,912,545	1,045,643,087	1,057,495,875	999,553,568	1,057,867,487
Period end common shares outstanding	1,061,644,077	1,051,690,047	1,062,450,986	1,056,289,659	1,105,301,550

Return on average common equity
from continuing operations	30.9%	29.4%	17.2%	*	19.7%
Return on average common equity	29.9%	27.4%	17.1%	*	19.7%

(1)	Represents consolidated income / (loss) from continuing operations before gain / (loss) from unconsolidated investees, taxes and gain / (loss) from discontinued operations.
(2)	All periods have been restated to include the results of Discover Financial Services in discontinued operations.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	1Q08 vs. 1Q07	1Q08 vs. 4Q07

Investment banking	$1,227	$1,913	$1,659	$1,569	$1,109	(10%)	(29%)
Principal transactions:
Trading	4,158	4,838	1,381	(7,171)	3,390	(18%)	147%
Investments	880	1,004	558	820	(346)	(139%)	(142%)
Commissions	1,005	1,123	1,264	1,290	1,199	19%	(7%)
Asset management, distribution and admin. fees	1,479	1,596	1,701	1,743	1,550	5%	(11%)
Interest and dividends	14,171	15,400	14,405	16,107	13,965	(1%)	(13%)
Other	272	321	262	353	317	17%	(10%)
Total revenues	23,192	26,195	21,230	14,711	21,184	(9%)	44%
Interest expense	13,198	15,671	13,272	15,161	12,862	(3%)	(15%)
Net revenues	9,994	10,524	7,958	(450)	8,322	(17%)	*

Compensation and benefits	4,775	4,994	3,596	3,187	4,071	(15%)	28%

Occupancy and equipment	260	279	279	312	286	10%	(8%)
Brokerage, clearing and exchange fees	361	366	459	470	444	23%	(6%)
Information processing and communications	277	286	302	328	305	10%	(7%)
Marketing and business development	153	199	190	271	183	20%	(32%)
Professional services	419	510	507	676	379	(10%)	(44%)
Other	293	366	360	110	440	50%	*
Total non-compensation expenses	1,763	2,006	2,097	2,167	2,037	16%	(6%)

Total non-interest expenses	6,538	7,000	5,693	5,354	6,108	(7%)	14%

Income / (loss) from continuing operations before gain / (loss)
from unconsolidated investees and taxes	3,456	3,524	2,265	(5,804)	2,214	(36%)	138%
Gain / (loss) from unconsolidated investees	(26)	(20)	(19)	18	2	108%	(89%)
Provision / (benefit) for income taxes	1,116	1,141	772	(2,198)	665	(40%)	130%
Income / (loss) from continuing operations	2,314	2,363	1,474	(3,588)	1,551	(33%)	143%
Discontinued operations (1)
Gain / (loss) from discontinued operations	564	349	111	0	0	*	--
Income tax provision / (benefit)	206	130	42	0	0	*	--
Gain / (loss) from discontinued operations	358	219	69	0	0	*	--
Net income / (loss)	$2,672	$2,582	$1,543	$(3,588)	$1,551	(42%)	143%
Preferred stock dividend requirements	$17	$17	$17	$17	$17	--	--
Earnings / (loss) applicable to common shareholders	$2,655	$2,565	$1,526	$(3,605)	$1,534	(42%)	143%

Return on average common equity
from continuing operations	30.9%	29.4%	17.2%	*	19.7%
Return on average common equity	29.9%	27.4%	17.1%	*	19.7%
Pre-tax profit margin (2)	35%	34%	29%	*	27%
Compensation and benefits as a % of net revenues	48%	48%	45%	*	49%
Non-Compensation expenses as a % of net revenues	18%	19%	26%	*	25%
Effective Tax Rate	32.5%	32.6%	34.4%	*	30.0%

(1)	All periods have been restated to include the results of Discover Financial Services in discontinued operations.
(2)	Income / (loss) before taxes, excluding gain / (loss) from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended										Percentage Change From:
	Feb 28, 2007		May 31, 2007		Aug 31, 2007		Nov 30, 2007		Feb 29, 2008		1Q08 vs. 1Q07	1Q08 vs. 4Q07
Morgan Stanley
Regional revenue (millions) (1) (2)
Americas	$6,072		$6,049		$4,121		$(4,092)		$3,823		(37%)	193%
EMEA (Europe, Middle East, Africa)	2,702		2,970		2,405		1,931		3,267		21%	69%
Asia	1,220		1,505		1,432		1,711		1,232		1%	(28%)
Consolidated net revenues	$9,994		$10,524		$7,958		$(450)		$8,322		(17%)	*

Total assets (millions)	$1,182,061		$1,199,993		$1,185,131		$1,045,409		$1,090,896		(8%)	4%
Adjusted assets (millions) (3)	$653,875		$704,421		$688,966		$565,585		$636,892		(3%)	13%
Tangible shareholders' equity (millions)	$38,577		$40,253		$36,674		$32,074		$39,840		3%	24%
Leverage Ratio (4)	30.6	x	29.8	x	32.3	x	32.6	x	27.4	x
Adjusted Leverage Ratio (5)	16.9	x	17.5	x	18.8	x	17.6	x	16.0	x
Shareholders' equity (millions) (6)	$42,839		$44,385		$40,125		$36,145		$43,901		2%	21%
Common equity (millions)	$36,854		$38,411		$34,150		$30,169		$32,180		(13%)	7%
Period end common shares outstanding (millions)	1,061.6		1,051.7		1,062.5		1,056.3		1,105.3		4%	5%
Book value per comon share (7)	$34.71		$36.52		$32.14		$28.56		$29.11		(16%)	2%
Total capital (millions) (8)	$177,270		$187,250		$187,480		$191,085		$198,210		12%	4%
Worldwide employees (1)	44,797		45,845		47,713		48,256		47,050		5%	(2%)

Average Daily 95%/One-Day Value-at-Risk ("VaR") (9)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$39		$40		$52		$53		$59
Equity price	$45		$44		$43		$41		$37
Foreign exchange rate	$15		$16		$17		$25		$30
Commodity price	$40		$34		$38		$35		$38

Trading VaR	$90		$81		$87		$89		$97
Non - trading VaR	$14		$17		$20		$36		$37
Aggregate trading and non - trading VaR	$92		$87		$91		$98		$103

(1)	Restated to exclude Discover Financial Services.
(2)	Reflects the regional view of the Company’s consolidated net revenues, on a managed basis, based on the following methodology:
Institutional Securities: invesment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading desk location
Global Wealth Management: financial advisor location
Asset Management: client location except for the merchant banking business which is based on asset location.
(3)	Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. See page 14 for further information.
(4)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(5)	Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
(6)	Includes common equity, preferred equity and junior subordinated debt issued to capital trusts.
(7)
Book value per common share equals common equity divided by period end common shares outstanding. The Company's spin-off of Discover Financial Services on June 30, 2007 reduced book value per common share by approximately $5.79.

(8)	Includes common equity, preferred equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(9)	95%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period. For a further discussion of the calculation of VaR and the limitations of the
Company's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2007.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended
	Feb 29, 2008
	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity
Institutional Securities	$27.5	$24.4	24%

Global Wealth Management Group	1.6	1.5	42%

Asset Management	3.2	3.8	*

Unallocated capital	1.5	1.5

Total - continuing operations	33.8	31.2	20%

Discontinued operations	0.0	0.0

Firm	$33.8	$31.2	20%

	Quarter Ended
	Feb 28, 2007			May 31, 2007			Aug 31, 2007			Nov 30, 2007
	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity
Institutional Securities	$21.0	$20.0	38%	$23.7	$22.8	35%	$25.7	$25.1	16%	$28.0	$27.7	*

Global Wealth Management Group	1.5	1.7	32%	1.5	1.6	40%	1.6	1.7	39%	1.6	1.7	52%

Asset Management	2.3	3.0	31%	2.7	3.4	23%	2.8	3.6	35%	3.1	3.9	18%

Unallocated capital	5.1	5.1		4.2	4.2		3.5	3.5		(0.4)	(0.4)

Total - continuing operations	29.9	29.8	31%	32.1	32.0	29%	33.6	33.9	17%	32.3	32.9	*

Discontinued operations	4.6	5.7		4.5	5.4		1.6	1.9		0.0	0.0

Firm	$34.5	$35.5	30%	$36.6	$37.4	27%	$35.2	$35.8	17%	$32.3	$32.9	*

(1)	The Company’s economic capital framework estimates the amount of equity capital required to support the businesses over a wide range of market environments while simultaneously satisfying regulatory, rating agency and investor requirements. Economic capital is assigned to each segment based on regulatory capital usage plus additional capital for stress losses.
Economic capital requirements are met by regulatory Tier 1 equity (including common shareholders' equity, certain preferred stock, eligible hybrid capital instruments and deductions of certain goodwill, intangible assets and net deferred tax assets), subject to regulatory limits. The framework will evolve over time in response to changes in the business and regulatory environment and to incorporate improvements in modeling techniques.
Note:
Certain reclassifications have been made to prior period amounts to conform to the current presentation.  Additionally, the average equity related to Discover Financial Services and Quilter Holdings Limited have been reclassed to discontinued operations in all periods.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2007 (1)	May 31, 2007 (1)	Aug 31, 2007 (1)	Nov 30, 2007 (1)	Feb 29, 2008 (1)	1Q08 vs. 1Q07	1Q08 vs. 4Q07

Investment banking	$1,032	$1,704	$1,439	$1,363	$980	(5%)	(28%)
Principal transactions:
Trading	4,029	4,705	1,236	(7,230)	3,394	(16%)	147%
Investments	350	396	217	496	(141)	(140%)	(128%)
Commissions	691	766	911	894	840	22%	(6%)
Asset management, distribution and admin. fees	25	25	24	29	31	24%	7%
Interest and dividends	14,021	15,193	14,141	15,776	13,660	(3%)	(13%)
Other	205	266	222	290	209	2%	(28%)
Total revenues	20,353	23,055	18,190	11,618	18,973	(7%)	63%
Interest expense	13,191	15,626	13,207	15,043	12,760	(3%)	(15%)
Net revenues	7,162	7,429	4,983	(3,425)	6,213	(13%)	*

Total non-interest expenses	4,317	4,479	3,482	3,054	4,096	(5%)	34%

Income / (loss) from continuing operations before gain /
(loss) from unconsolidated investees and taxes	2,845	2,950	1,501	(6,479)	2,117	(26%)	133%
Gain / (loss) from unconsolidated investees	(26)	(20)	(19)	18	2	108%	(89%)
Income / (loss) before taxes	2,819	2,930	1,482	(6,461)	2,119	(25%)	133%
Provision / (benefit) for income taxes	878	932	483	(2,463)	627	(29%)	125%
Income / (loss) from continuing operations (2)	$1,941	$1,998	$999	$(3,998)	$1,492	(23%)	137%

Return on average common equity (3)	38%	35%	16%	*	24%
Pre-tax profit margin (4)	40%	40%	30%	*	34%

(1)	Principal transactions investments revenue reflects net gain / (loss) on investments marked at fair value. The related investment asset balance for the quarters ended Feb 28, 2007, May 31, 2007, Aug 31, 2007, Nov 30, 2007 and Feb 29, 2008 are $4.4 billion, $5.9 billion, $8.2 billion, $9.7 billion, and $10.3 billion, respectively.
(2)	Excludes gain/(loss) from discontinued operations.
(3)	Refer to page 4 for the allocation of average common equity.
(4)	Income / (loss) before taxes, excluding gain / (loss) from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	1Q08 vs. 1Q07	1Q08 vs. 4Q07

Investment Banking
Advisory revenue	$373	$725	$664	$779	$444	19%	(43%)
Underwriting revenue
Equity	300	493	429	348	261	(13%)	(25%)
Fixed Income	359	486	346	236	275	(23%)	17%)
Total underwriting revenue	$659	$979	$775	$584	$536	(19%)	(8%)

Total investment banking revenue	$1,032	$1,704	$1,439	$1,363	$980	(5%)	(28%)

Sales & Trading (1)
Equity	$2,209	$2,216	$1,761	$2,472	$3,329	51%	35%
Fixed income	3,430	2,896	2,197	(7,873)	2,907	(15%)	137%
Other	(89)	(74)	(877)	(202)	(1,102)	*	*
Total sales & trading net revenue	$5,550	$5,038	$3,081	$(5,603)	$5,134	(7%)	192%

	Fiscal View							Calendar View
	Quarter Ended (2)							Two Months Ended (2)
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008			Feb 28, 2007	Feb 29, 2008
Mergers and acquisitions announced transactions
Morgan Stanley global market volume (billions)	$329.9	$485.7	$277.4	$295.2	$134.9			$226.9	$88.1
Market share	36.1%	36.9%	23.9%	34.4%	19.3%			40.5%	23.5%
Rank	2	1	2	5	2			1	2

Mergers and acquisitions completed transactions
Morgan Stanley global market volume (billions)	$209.2	$359.8	$248.5	$497.0	$151.6			$153.6	$103.4
Market share	23.0%	39.3%	26.1%	45.3%	25.5%			30.0%	27.6%
Rank	3	1	2	2	4			2	4

Global equity and related issues
Morgan Stanley global market volume (billions)	$13.9	$20.2	$18.3	$14.9	$7.8			$6.0	$2.6
Market share	7.5%	8.4%	8.2%	6.3%	5.5%			5.6%	3.9%
Rank	4	3	4	6	5			8	10

Global IPO's
Morgan Stanley global market volume (billions)	$4.1	$6.4	$6.5	$6.9	$3.0			$1.8	$0.5
Market Share	7.6%	8.0%	8.2%	7.0%	7.4%			7.1%	3.7%
Rank	3	3	3	5	3			5	8

Global debt
Morgan Stanley global market volume (billions)	$102.0	$141.3	$87.8	$67.6	$58.6			$71.3	$45.1
Market share	5.6%	6.5%	5.2%	5.1%	5.3%			5.5%	5.3%
Rank	6	5	8	6	6			6	5

(1)	Includes principal transactions trading, commissions and net interest revenue.
Other sales and trading net revenue primarily includes net losses from mark-to-market loans and closed and pipeline commitments, results related to Investment Banking and other activities.
(2)	Source: Thomson Financial, data as of March 5, 2008.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Lending (1)
(unaudited, dollars in billions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	1Q08 vs. 1Q07	1Q08 vs. 4Q07

Corporate funded loans
Investment grade	$6.2	$13.7	$11.1	$13.0	$15.6	152%	20%
Non-investment grade	3.9	4.9	7.5	10.9	10.7	174%	(2%)
Total corporate funded loans	$10.1	$18.6	$18.6	$23.9	$26.3	160%	10%

Corporate lending commitments
Investment grade	$31.5	$42.1	$50.4	$50.2	$44.2	40%	(12%)
Non-investment grade	25.5	32.4	35.7	20.0	15.3	(40%)	(24%)
Total corporate lending commitments	$57.0	$74.5	$86.1	$70.2	$59.5	4%	(15%)

Corporate funded loans plus lending commitments
Investment grade	$37.7	$55.8	$61.5	$63.2	$59.8	59%	(5%)
Non-investment grade(2)	$29.4	$37.3	$43.2	$30.9	$26.0	(12%)	(16%)
% investment grade	56%	60%	59%	67%	70%
% non-investment grade	44%	40%	41%	33%	30%

Total corporate funded loans and lending commitments	$67.1	$93.1	$104.7	$94.1	$85.8	28%	(9%)
Hedges (3)	$29.9	$34.2	$37.5	$37.6	$40.6	36%	8%
Total corporate funded loans and lending commitments net of hedges	$37.2	$58.9	$67.2	$56.5	$45.2	22%	(20%)

(1)	In connection with certain of its Institutional Securities business activities, the Company provides loans or lending commitments to select clients related to its leveraged acquisition finance or relationship lending activities. For a further discussion of this activity, see the Company's Form 10-K for the fiscal year ended November 30, 2007.
(2)	For the quarters ended November 30, 2007, and February 29, 2008, the leveraged aquisition finance portfolio of pipeline commitments and closed deals was $19.6 billion and $15.9 billion, respectively.
(3)	Includes hedges utilized by the lending business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	1Q08 vs. 1Q07	1Q08 vs. 4Q07
Investment banking	$166	$164	$166	$129	$104	(37%)	(19%)
Principal transactions:
Trading	129	133	145	191	177	37%	(7%)
Investments	(2)	20	3	8	(4)	(100%)	(150%)
Commissions	315	357	353	408	363	15%	(11%)
Asset management, distribution and admin fees	729	769	788	781	716	(2%)	(8%)
Interest and dividends	274	298	321	328	302	10%	(8%)
Other	38	40	33	52	39	3%	(25%)
Total revenues	1,649	1,781	1,809	1,897	1,697	3%	(11%)
Interest expense	138	139	126	108	91	(34%)	(16%)
Net revenues	1,511	1,642	1,683	1,789	1,606	6%	(10%)

Total non-interest expenses	1,285	1,378	1,396	1,411	1,352	5%	(4%)
Income before taxes	226	264	287	378	254	12%	(33%)
Provision for income taxes	87	102	119	151	95	9%	(37%)
Income from continuing operations	$139	$162	$168	$227	$159	14%	(30%)

Return on average common equity (1)	32%	40%	39%	52%	42%
Pre-tax profit margin (2)	15%	16%	17%	21%	16%

(1)	Refer to page 4 for the allocation of average common equity.
(2)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended					Percentage Change From:
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	1Q08 vs. 1Q07	1Q08 vs. 4Q07

Global representatives	7,993	8,137	8,341	8,429	8,456	6%	--

Annualized revenue per global
representative (thousands) (1)	$758	$814	$817	$853	$761	--	(11%)

Assets by client segment (billions)
$10m or more	210	223	228	247	229	9%	(7%)
$1m - $10m	248	268	265	275	262	6%	(5%)
Subtotal - > $1m	458	491	493	522	491	7%	(6%)
$100k - $1m	174	180	182	179	175	1%	(2%)
< $100k	26	24	24	23	23	(12%)	--
Client assets excluding corporate / other	658	695	699	724	689	5%	(5%)
Corporate / other	32	33	35	34	33	3%	(3%)
Total client assets (billions)	$690	$728	$734	$758	$722	5%	(5%)

% of assets by client segment > $1m (2)	70%	71%	71%	72%	71%

Fee-based client account assets (billions) (3)	$202	$210	$211	$201	$185	(8%)	(8%)
Fee-based assets as a % of client assets	29%	29%	29%	27%	26%

Bank deposit program (millions)	$16,364	$18,226	$19,409	$26,160	$33,365	104%	28%

Client assets per global
representative (millions) (4)	$86	$89	$88	$90	$85	(1%)	(6%)

Domestic retail net new assets (billions) (5)	$6.7	$8.7	$14.6	$10.0	$11.4	70%	14%

Domestic retail locations	451	453	455	451	447	(1%)	(1%)

(1)	Annualized revenue divided by average global representative headcount.
(2)	Excludes corporate / other assets.
(3)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(4)	Total client assets divided by period end global representative headcount.
(5)	Represents net new assets in the U.S. broad-based branch system.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2007 (1)	May 31, 2007 (1)	Aug 31, 2007 (1)	Nov 30, 2007 (1)	Feb 29, 2008 (1)	1Q08 vs. 1Q07	1Q08 vs. 4Q07
Investment banking	$31	$61	$92	$80	$26	(16%)	(68%)
Principal transactions:
Trading (2)	0	0	0	(129)	(179)	*	(39%)
Investments	532	588	338	316	(201)	(138%)	(164%)
Commissions	6	6	6	5	4	(33%)	(20%)
Asset management, distribution and admin fees	768	844	926	986	845	10%	(14%)
Interest and dividends	14	29	14	17	15	7%	(12%)
Other	34	18	10	13	71	109%	*
Total revenues	1,385	1,546	1,386	1,288	581	(58%)	(55%)
Interest expense	17	37	22	36	38	124%	6%
Net revenues	1,368	1,509	1,364	1,252	543	(60%)	(57%)

Total non-interest expenses	989	1,206	873	958	704	(29%)	(27%)
Income / (loss) before taxes	379	303	491	294	(161)	(142%)	(155%)
Provision / (benefit) for income taxes	149	105	174	113	(58)	(139%)	(151%)
Income / (loss) from continuing operations	$230	$198	$317	$181	$(103)	(145%)	(157%)

Return on average common equity (3)	31%	23%	35%	18%	*
Pre-tax profit margin (4)	28%	20%	36%	24%	*

(1)	Principal transactions investments revenue reflects net gain/(loss) on investments marked at fair value including real estate funds, private equity funds and seed capital investments. The related investment asset balance for the quarters ended Feb 28, 2007, May 31, 2007, Aug 31, 2007, Nov 30, 2007 and Feb 29, 2008 are $2.9 billion,
$3.9 billion, $4.6 billion, $4.5 billion and $4.4 billion, respectively.
(2)	Trading results for the quarters ended November 30, 2007 and February 29, 2008 include losses related to securities issued by structured investment vehicles.
(3)	Refer to page 4 for the allocation of average common equity.
(4)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	1Q08 vs. 1Q07	1Q08 vs. 4Q07

Assets under management or supervision

Net flows by distribution channel
Americas Retail Morgan Stanley Brand	$(2.0)	$0.1	$(0.8)	$(1.6)	$(1.7)	15%	(6%)
Americas Retail Van Kampen Brand	0.0	0.0	1.1	(1.4)	(2.8)	*	(100%)
Americas Intermediary	1.0	1.8	1.2	0.4	0.7	(30%)	75%
U.S. Institutional	0.1	1.3	0.3	0.8	0.6	*	(25%)
Non - U. S.	4.7	4.1	6.1	7.4	0.4	(91%)	(95%)
Net flows excluding money markets	$3.8	$7.3	$7.9	$5.6	$(2.8)	(174%)	(150%)
Money Market Net Flows
Institutional	2.5	3.5	12.4	(2.9)	7.8	*	*
Retail	(1.8)	(1.5)	0.5	(2.3)	1.6	189%	170%
Total money market net flows	$0.7	$2.0	$12.9	$(5.2)	$9.4	*	*
Total net flows	$4.5	$9.3	$20.8	$0.4	$6.6	47%	*

Assets under management or supervision by distribution channel
Americas Retail Morgan Stanley Brand	$62	$67	$63	$64	$58	(6%)	(9%)
Americas Retail Van Kampen Brand	96	102	99	99	88	(8%)	(11%)
Americas Intermediary	61	67	66	68	64	5%	(6%)
U.S. Institutional	110	119	122	128	123	12%	(4%)
Non - U..S.	102	111	118	132	128	25%	(3%)
Total long term assets under management or supervision	431	466	468	491	461	7%	(6%)
Institutional money markets/liquidity	52	57	70	68	76	46%	12%
Retail money markets	33	32	33	31	33	--	6%
Total Money Markets	85	89	103	99	109	28%	10%
Total assets under management or supervision	$516	$555	$571	$590	$570	10%	(3%)
Share of minority interest assets (1)	5	5	6	7	7	40%	--
Total	$521	$560	$577	$597	$577	11%	(3%)

Assets under management or supervision by asset class
Equity	$245	$265	$254	$265	$235	(4%)	(11%)
Fixed income	94	98	98	102	101	7%	(1%)
Money market	85	89	103	99	109	28%	10%
Alternatives (2)	77	87	101	109	111	44%	2%
Subtotal	501	539	556	575	556	11%	(3%)
Unit trusts	15	16	15	15	14	(7%)	(7%)
Total assets under management or supervision	$516	$555	$571	$590	$570	10%	(3%)
Share of minority interest assets (1)	5	5	6	7	7	40%	--
Total	$521	$560	$577	$597	$577	11%	(3%)

(1)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
(2)	Includes a range of alternative investment products such as real estate funds, hedge funds, private equity funds, funds of hedge funds and funds of private equity funds.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision
(unaudited, dollars in billions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	1Q08 vs. 1Q07	1Q08 vs. 4Q07

Assets under management or supervision by distribution channel
Americas Retail Morgan Stanley Brand	$62	$67	$63	$64	$58	(6%)	(9%)
Americas Retail Van Kampen Brand	96	102	99	99	88	(8%)	(11%)
Americas Intermediary	61	67	66	68	64	5%	(6%)
U.S. Institutional	110	119	122	128	123	12%	(4%)
Non - U.S.	102	111	118	132	128	25%	(3%)
Total long term assets under management or supervision	431	466	468	491	461	7%	(6%)
Institutional money markets/liquidity	52	57	70	68	76	46%	12%
Retail money markets	33	32	33	31	33	--	6%
Total Money Markets	85	89	103	99	109	28%	10%
Sub-total assets under management or supervision	516	555	571	590	570	10%	(3%)

Global Wealth Management Group	153	157	162	185	172	12%	(7%)
Total assets under management or supervision	$669	$712	$733	$775	$742	11%	(4%)
Share of minority interest assets (1)	5	5	6	7	7	40%	--
Total	$674	$717	$739	$782	$749	11%	(4%)

Consolidated assets under management or supervision by asset class
Equity	$317	$344	$333	$355	$317	--	(11%)
Fixed income	111	116	118	127	124	12%	(2%)
Money market	90	94	109	108	117	30%	8%
Alternatives (2)	77	87	101	109	111	44%	2%
Subtotal	595	641	661	699	669	12%	(4%)
Unit trusts	15	16	15	15	14	(7%)	(7%)
Other (3)	59	55	57	61	59	--	(3%)
Total assets under management or supervision	$669	$712	$733	$775	$742	11%	(4%)
Share of minority interest assets (1)	5	5	6	7	7	40%	--
Total	$674	$717	$739	$782	$749	11%	(4%)

(1)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
(2)	Includes a range of alternative investment products such as real estate funds, hedge funds, private equity funds, funds of hedge funds and funds of private equity funds.
(3)	Includes assets under management or supervision associated with the Global Wealth Management Group.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY
Quarterly Intersegment Eliminations Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	1Q08 vs. 1Q07	1Q08 vs. 4Q07

Investment banking (1)	$(2)	$(16)	$(38)	$(3)	$(1)	50%	67%
Principal transactions:
Trading	0	0	0	(3)	(2)	*	33%
Investments	0	0	0	0	0	--	--
Commissions	(7)	(6)	(6)	(17)	(8)	(14%)	53%
Asset management, distribution and admin. fees	(43)	(42)	(37)	(53)	(42)	2%	21%
Interest and dividends	(138)	(120)	(71)	(14)	(12)	91%	14%
Other	(5)	(3)	(3)	(2)	(2)	60%	--
Total revenues	(195)	(187)	(155)	(92)	(67)	66%	27%
Interest expense	(148)	(131)	(83)	(26)	(27)	82%	(4%)
Net revenues	(47)	(56)	(72)	(66)	(40)	15%	39%

Total non-interest expenses	(53)	(63)	(58)	(69)	(44)	17%	36%

Income before taxes	6	7	(14)	3	4	(33%)	33%
Provision for income taxes	2	2	(4)	1	1	(50%)	--
Income from continuing operations	$4	$5	$(10)	$2	$3	(25%)	50%

(1)	Included in the August 31, 2007 amount is $25 million related to the spin-off of Discover Financial Services.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

MORGAN STANLEY

The following (page 14) presents a reconciliation for adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company’s overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. The Company has adopted a definition of adjusted assets that excludes certain self-funded assets considered to have minimal market, credit and/or liquidity risk.
These low-risk assets generally are attributable to the Company’s matched book and securities lending businesses.
Adjusted assets are calculated by reducing gross assets by aggregate resale agreements and securities borrowed less non-derivative short positions and assets recorded under certain provisions of SFAS No. 140 and FASB
Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities” (“FIN 46R”). Gross assets are also reduced by the full amount of cash and securities deposited with clearing organizations or segregated under federal and other regulations or requirements. The adjusted leverage ratio reflects the deduction from shareholders’
equity of the amount of equity used to support goodwill and intangible assets (as the Company does not view this amount of equity as available to support its risk capital needs). In addition, the Company views junior subordinated debt issued to capital trusts as a component of its capital base given the inherent characteristics of the securities.
These characteristics include the long-dated nature (e.g., some have final maturity at issuance of 30 years extendible at the Company’s option by a further 19 years, others have a 60-year final maturity at issuance), the Company’s ability to defer coupon interest for up to 20 consecutive quarters and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.

MORGAN STANLEY
Quarterly Reconciliation of Adjusted Assets
(unaudited, dollars in millions, except ratios)

		Quarter Ended
		Feb 28, 2007		May 31, 2007		Aug 31, 2007		Nov 30, 2007		Feb 29, 2008

Total assets		$1,182,061		$1,199,993		$1,185,131		$1,045,409		$1,090.896

Less:	Securities purchased under agreements to resell	(193,162)		(144,051)		(176,910)		(126,887)		(143,097)
	Securities borrowed	(277,093)		(252,213)		(257,032)		(239,994)		(243,695)
Add:	Financial instruments sold, not yet purchased	157,807		166,549		176,097		134,341		171,111
Less:	Derivative contracts sold, not yet purchased	(51,574)		(58,919)		(62,088)		(71,604)		(89,392)
	Subtotal	818,039		911,359		865,198		741,265		785,823
Less:	Cash and securities deposited with clearing
	organizations or segregated under federal and
	other regulations or requirements (1)	(35,739)		(47,114)		(43,229)		(61,608)		(60,964)
	Assets recorded under certain provisions of SFAS No.140 and FIN 46	(124,163)		(155,692)		(129,552)		(110,001)		(83,906)
	Goodwill and intangible assets	(4,262)		(4,132)		(3,451)		(4,071)		(4,061)

Adjusted assets		$653,875		$704,421		$688,966		$565,585		$636,892

Common equity		$36,854		$38,411		$34,150		$30,169		$32,180
Preferred equity		1,100		1,100		1,100		1,100		1,100
Shareholders' equity		37,954		39,511		35,250		31,269		33,280
Junior subordinated debt issued to capital trusts (2)(3)		4,885		4,874		4,875		4,876		10,621
	Subtotal	42,839		44,385		40,125		36,145		43,901
Less: Goodwill and intangible assets		(4,262)		(4,132)		(3,451)		(4,071)		(4,061)
Tangible shareholders' equity		$38,577		$40,253		$36,674		$32,074		$39,840

Leverage ratio (4)		30.6	x	29.8	x	32.3	x	32.6	x	27.4	x

Adjusted leverage ratio (5)		16.9	x	17.5	x	18.8	x	17.6	x	16.0	x

(1)	In the second quarter of fiscal 2007, the adjusted assets calculation was revised in order to reduce gross assets by the full amount of cash and securities deposited with clearing organizations or segregated under federal and other regulations or requirements. All prior periods have been restated to conform to the current presentation.
(2)	The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities. These characteristics include the long dated nature (some have final maturity at issuance of thirty years extendible at the Company's option by a further nineteen years, others have a sixty year final maturity at issuance), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.
(3)	During the quarter ended February 29, 2008, the Company issued $5,579 million of junior subordinated debt securities related to China Investment Corporation’s investment in the Company in December 2007. For a further discussion of this investment, see the Company’s Form 10-K for fiscal 2007.
(4)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(5)	Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 16.

This page represents an addendum to the 1Q 2008 Financial Supplement.

MORGAN STANLEY
Institutional Securities - U.S. Subprime Analysis
(unaudited, dollars in billions)

			Profit / (Loss)
	Statement of Financial Condition		Twelve Months Ended	Three Months Ended	Net Exposure (1)
	11/30/2007	2/29/2008	11/30/2007	2/29/2008	11/30/2007	2/29/2008

Super Senior Exposure
High- Grade	$-	$-	$-	$-	$-	$-
Mezzanine	(8.7)	(8.5)	(9.3)	(0.5)	3.9	2.8
CDO-Squared	(0.1)	-	(0.1)	-	0.1	-
Total ABS CDO Super Senior Exposure	$(8.8)	$(8.5)	$(9.4)	$(0.5)	$4.0	$2.8

Other Retained and Warehouse Exposure
ABS CDO CDS	$2.7	$2.4	$2.3	$0.5	$(1.5)	$(1.0)
ABS CDO Bonds	1.1	0.8	(0.8)	(0.2)	1.1	0.8
CDO Warehouse	-	-	-	-	-	-
Total Other Retained and Warehouse Exposure	3.8	3.2	1.5	0.3	(0.4)	(0.2)
Subtotal ABS CDO Related Exposure (2)	$(5.0)	$(5.3)	$(7.9)	$(0.2)	$3.6	$2.6

U.S. Subprime Mortgage Related Exposure
Loans	$0.6	$0.5	$(0.2)	$-	$0.6	$0.5
Total Rate of Return Swaps	-	-	0.1	-	-	0.1
ABS Bonds	2.7	1.9	(3.8)	(0.4)	2.7	1.9
ABS CDS	7.8	10.5	5.0	0.6	(5.1)	(3.3)
Subtotal U.S. Subprime Mortgage Related Exposure (3)	$11.1	$12.9	$1.1	$0.2	$(1.8)	$(0.8)
Total ABS CDO / Subprime Net Exposure (4)	$6.1	$7.6	$(6.8)	$-	$1.8	$1.8

(1)
Net Exposure is defined as potential loss to the Firm in an event of 100% default, assuming zero recovery, over a period of time.  The value of these positions remains subject to mark-to-market volatility.  Positive amounts indicate potential loss (long position) in a default scenario. Negative amounts indicate potential gain (short position) in a default scenario.
(2)
In determining the fair value of the Firm’s ABS CDO - related exposures – which represent the most senior tranches of the capital structure of subprime ABS CDOs – Morgan Stanley took into consideration observable transactions and data for relevant benchmark instruments in synthetic subprime markets.  The deterioration of these inputs have led to significant declines in the estimates of fair value.  These declines reflect increase in implied losses across this portfolio.  These implied loss levels are consistent with the losses in the range between 18% - 26% implied by the ABX indices.  These cumulative loss levels, at a severity rate of 55%, imply defaults in the range of 52% - 61% for 2005 and 2006 outstanding mortgages.
(3)
In calculating the fair value of the Firm’s U.S. subprime mortgage related exposures – including loans, total rate-of-return swaps, ABS bonds (including subprime residuals) and ABS CDS – Morgan Stanley took into consideration observable transactions, the continued deterioration in market data, as evidenced by the sharp decline in the ABX indices, and other market developments, including updated cumulative loss data.
(4)	Statement of financial condition is presented on a net basis. These balances are presented on a gross basis in the Company's statement of financial condition.

On February 29, 2008, the investment portfolios of Morgan Stanley Bank (Utah) and Morgan Stanley Trust FSB (collectively, the "Subsidiary Banks") include certain subprime-related securities.

The securities in the Subsidiary Banks' portfolios are part of the Company's overall Treasury liquidity management portfolio.  Such portfolios do not contain any subprime whole loans, subprime residuals or

CDOs. The market value of the Subsidiary Banks' subprime-related securities, all of which are AAA-rated residential mortgage-backed securities, was $4.7 at February 29, 2008. For the quarter ended

February 29, 2008, these securities were marked down $0.2 billion. An 'other than temporary' impairment charge of $0.4 billion was reflected in net loss for the year ended  November 30, 2007.  At November 30, 2007, the securities in the Subsidiary Banks' portfolio were classified as trading securities;  prior to that date these securities were classified as 'available for sale' in accordance with SFAS 115, Accounting for

Certain Investments in Debt and Equity Securities.

Note:	Refer to Legal Notice page 16.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's first quarter earnings press release issued March 19, 2008.